                               THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT ("Amendment"), dated July 22, 1999, and effective as of July 22, 1999, is made by and among (i) SCHULER HOMES, INC., a Delaware corporation (the "Company"); (ii) SCHULER HOMES OF CALIFORNIA, INC., a California corporation ("Schuler/California"), SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, and SHLR OF WASHINGTON, INC., a Washington corporation ("SHLR/Washington"), SHLR OF UTAH, INC., a Utah corporation, SHLR OF COLORADO, INC., a Colorado corporation, and SSHI LLC, a Delaware limited liability company ("SSHI") (collectively referred to as the "Original Guarantors"), (iii) SHLR OF NEVADA, INC., a Nevada corporation ("SHLR/Nevada") and SRHI LLC, a Delaware limited liability company ("SRHI"),
(iv) the banks from time to time party to this Agreement (collectively referred to as the "Banks", and individually referred to as a "Bank"), (v) FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and co-syndication agent for the Banks (the "Administrative Agent"), and (vi) BANK OF AMERICA NT&SA, a national banking association, as documentation and co-syndication agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents").

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Credit Agreement dated as of March 29, 1996 (the "Original Credit Agreement"), relating to the establishment of a revolving credit facility (the "Credit Facility") in the principal amount of US$110,000,000.00 (the "Original Commitment") made available to the Company by the Banks; and

         WHEREAS, in connection therewith, the Company, the Banks and the Administrative Agent executed certain Loan Documents (as defined in the Original Credit Agreement); and

         WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Supplement No. 1 to Credit Agreement effective as of January 8, 1997 (the "Supplement"), relating to the use of certain proceeds of Advances (as defined in the Original Credit Agreement) during the Waiver Period (as defined in the Supplement); and

         WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Amended and Restated Credit Agreement dated March 27, 1997 (the "Amended Credit Agreement"), which amended the terms of the Original Credit Agreement by, among other things, increasing the Original Commitment to US $137,600,000.00; and

         WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Second Amendment to Loan Documents dated April 29, 1998, which among other things, provided for the consent to the Company's issuance of "Senior Notes", as defined therein, which would be PARI PASSU with the Credit Facility and changed the status of the Guarantors from that of "co-borrowers" to "guarantors" of the Credit Facility; and

         WHEREAS, the Company, the Banks and the Agents entered into that certain Second Amended and Restated Credit Agreement dated September 30, 1998 (the "Second Amended Credit Agreement"), which further amended the terms of the Original Credit Agreement by, among other things, decreasing the Aggregate Commitment to $90,000,000.00 and extending the Termination Date to July 1, 2001; and

         WHEREAS, the Company, the Banks and the Agents entered into that certain First Amendment to Second Amended and Restated Credit Agreement dated January 21, 1999, which permitted the Company, through SHLR/Washington, to acquire the majority interest in SSHI LLC; and

         WHEREAS, the Company, the Banks and the Agents entered into that certain Second Amendment to Second Amended and Restated Credit Agreement dated July 2, 1999, which (i) increased the Aggregate Commitment to $120,000,000.00, (ii) extended the Termination Date to July 1, 2002, (iii) increased the sublimit for the issuance of Letters of Credit from $10,000,000 to $15,000,000, and (iv) permitted the issuance of "Senior Debt", and "Subordinated Debt", as such terms are defined therein; and

         WHEREAS, the Company has requested that the Banks and the Agents further amend the terms of the Second Amended Credit Agreement by permitting the Company, through Schuler/California, SHLR/Nevada and SRHI, to acquire interests in Rielly Homes Madison, LLC, Rielly Carlsbad, LLC, Venturanza Del Verde, LLC, Fairway Farms, LLC and PH-Rielly Orange Groves, LLC, and to consent to the Company's expansion of business into Arizona; and

         WHEREAS, the Banks and the Agents are willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Second Amended Credit Agreement.

         2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Banks and the Agents to execute this Amendment, the Company hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 5 of the Second Amended Credit Agreement.

         3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

              (a) All references in the Loan Documents to "Guarantor" or "Guarantors" shall include SHLR/Nevada and SRHI.

              (b) All references in the Loan Documents to "Guaranty" shall include all agreements in form and substance satisfactory to the Banks and the Agents, duly executed by the

Guarantors, including SHLR/Nevada and SRHI, jointly and severally guaranteeing the due and punctual payment of the Note, and the observance and performance of the Borrower's obligations under the Loan Documents.

              (c) The definition of "Authorized States" in the Amended Credit Agreement shall include the state of Arizona.

              (d) Section 1.01 "Permitted Investment" is amended to replace subsection (f) and to include a new subsection (g) as follows:

                     (f) the investment (including advances and guaranties) in unconsolidated Subsidiaries of the Borrower or joint ventures (in which the Borrower is a joint venture partner) whichare involved in home building in the principal markets of the Borrower or its Subsidiaries, provided such investment shall not exceed $10,000,000 in the aggregate subsequent to December 31, 1997, which shall include the acquisition of a 49% interest in Reilly Homes Madison, LLC, a Delaware limited liability company, a 49% interest in Reilly Carlsbad, LLC, a Delaware limited liability company, a 24.5% interest in Venturanza Del Verde, LLC, a Delaware limited liability company, a 50% interest in Fairway Farms, LLC, a Delaware limited liability company and a 50% interest in PH-Reilly Orange Groves, LLC, a
                              Delaware limited liability company.

                     (g) Loan receivable from Rielly Homes, Inc. Thomas Rielly or Bruce Rielly in amounts not to exceed $8.0 million.

              (e) Section 7.07(a) ("Additional Investments and Acquisitions") is amended to replace the existing table with the following new table:


               STATE                  PEAK NET INVESTMENT      TOTAL PROJECT INVESTMENT
               -----                  -------------------      ------------------------
               Hawaii............        $50,000,000                 $75,000,000
               Colorado..........        $30,000,000                 $75,000,000
               California........        $30,000,000                 $75,000,000
               Washington........        $20,000,000                 $50,000,000
               Oregon............        $20,000,000                 $50,000,000
               Utah..............        $20,000,000                 $50,000,000

                                     - 3 -


               STATE                  PEAK NET INVESTMENT      TOTAL PROJECT INVESTMENT
               -----                  -------------------      ------------------------
               Arizona...........        $30,000,000                 $75,000,000


               (f) The definition of "Indebtedness" in Section 1.01 is amended in its entirety as follows:

                    "INDEBTEDNESS" of any Person means, without duplication,
               (a) all indebtedness for borrowed money (including Subordinated Debt); (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than accounts payable and accrued expenses as set forth in the consolidated financial statements of the Borrower and its Subsidiaries entered into in the ordinary course of business pursuant to ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of such property); (f) all capital lease obligations; (g) all net obligations with respect to Rate Contracts; (h) any indebtedness which is guaranteed, directly or indirectly, by such Person; and (i) all indebtedness referred to in clauses
               (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, but does not include any indebtedness referred to in clauses (a) through
               (g) above incurred by a Person as a joint venture partner of any Joint Venture unless such indebtedness is guaranteed, directly or indirectly (including general partner liability), by such Person as a joint venture partner, or such indebtedness owed by one member of the Borrower's consolidated group to another member of such consolidated group.

         4. DELIVERY OF RELATED DOCUMENTS. If requested by the Lender, the Company shall deliver to the Administrative Agent on or before July 22, 1999 the following documents, all of which shall be in form and substance satisfactory to the Banks and the Agents:

               (a) The Guaranty executed by the Guarantors, SHLR/Nevada and
SRHI;

               (b) Properly certified resolutions of the respective Boards of Directors or other governing body, as applicable, of the Company, the Guarantors, SHLR/Nevada and SRHI, duly authorizing the execution and delivery of this Amendment and the Guaranty by such applicable party.

               (c) A certificate of good standing of SHLR/Nevada and SRHI issued by the applicable state agency, a copy of the Articles of Incorporation, Articles of Organization or Certificate of Formation, as applicable, of SHLR/Nevada and SRHI, certified as true and exact by the applicable state agency, a copy of the Bylaws or Operating Agreement, as applicable, of SHLR/Nevada and SRHI, and such authenticated copies of such other corporate documents as the Administrative Agent may reasonably request.

               (d) An opinion from counsel to the Company stating that after the execution and delivery of this Amendment by the Company, the Loan Documents will continue to be enforceable in accordance with their terms and will continue to constitute the valid and legally binding obligations of the Company.

               (e) An opinion from counsel to the Guarantors, SHLR/Nevada and SRHI stating that after the execution and delivery of this Amendment and the Guaranty by the Guarantors, including SHLR/Nevada and SRHI, the Loan Documents, including the Guaranty, will continue to be enforceable in accordance with their terms and the Guaranty will constitute the valid and legally binding obligations of the Guarantors, including SHLR/Nevada and SRHI.

         5. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

         6. CONTINUANCE OF SECURITY. The performance of the obligations of the Company under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of the Guaranty and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

         7. NO OFFSETS. As of the date hereof, the Company has no claims, defenses or offsets against the Banks or the Agents, or against the Company's obligations under the "Loan Documents", as herein amended, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, the Guarantors, including SHLR/Nevada and SRHI, have no claims, defenses or offsets against the Banks or the Agents, or against the Guarantors' (including SHLR/Nevada and SRHI) obligations under the Guaranty, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

         8. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Banks or the Agents under any of the Loan Documents, as herein amended.

         9. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment.

         10. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

         11. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

         12. SUBMISSION TO JURISDICTION. The Company and the Guarantors hereby irrevocably and unconditionally submit, but only for the purposes of any action or proceeding which the Banks and/or the Agents may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Banks and the Agents from commencing any such action or proceeding in any other court having jurisdiction.

         13. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         14. EXPENSES. The Company shall pay all reasonable expenses incurred by the Administrative Agent in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and expenses of legal counsel for the Administrative Agent, and any other costs incurred by the Administrative Agent in connection with any of the matters described in this Amendment.

         15. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company shall not assign this Amendment or any of the rights, duties or obligations of the Company hereunder without the prior written consent of the Banks and the Agents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                         SCHULER HOMES, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance
                                                                   "Company"


                                         SCHULER HOMES OF CALIFORNIA, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SCHULER HOMES OF OREGON, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SCHULER HOMES OF WASHINGTON, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         MELODY HOMES, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SCHULER REALTY/MAUI, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SCHULER REALTY/OAHU, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         LOKELANI CONSTRUCTION CORPORATION


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         MELODY MORTGAGE CO.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SHLR OF WASHINGTON, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                         SHLR OF UTAH, INC.


                                         By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                          SHLR OF COLORADO, INC.


                                          By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance

                                          SSHI LLC

                                          By SHLR of Washington, Inc.
                                              Its Member


                                          By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance
                                                                "Guarantors"

                                          SHLR OF NEVADA, INC.

                                          By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance
                                                               "SHLR/NEVADA"

                                          SRHI LLC

                                          By SHLR of Nevada, Inc.
                                            --------------------------------
                                              Its Managing Member

                                          By /S/ Douglas M. Tonokawa
                                            --------------------------------
                                            Name:  Douglas M. Tonokawa
                                            Title: Vice President of Finance
                                                                      "SRHI"

                                         FIRST HAWAIIAN BANK, as Administrative
                                         Agent and Co-Syndication Agent


                                         By /S/ Russell A. Loo
                                            --------------------------------
                                            Name:   Russell A. Loo
                                            Title:  Assistant Vice President
                                                      "Administrative Agent"


                                         BANK OF AMERICA NT&SA, as Documentation
                                         Agent and Co-Syndication Agent


                                         By /S/ Cynthia K. Hamilton
                                            --------------------------------
                                            Name:   Cynthia K. Hamilton
                                            Title:  Vice President
                                                       "Documentation Agent"


                                         FIRST HAWAIIAN BANK, as a Bank


                                         By /S/ Russell A. Loo
                                            --------------------------------
                                            Name:   /S/ Russell A. Loo
                                            Title:  Assistant Vice President

                                         BANK OF AMERICA NT&SA, as a Bank


                                         By /S/ Cynthia K. Hamilton
                                            --------------------------------
                                            Name:   Cynthia K. Hamilton
                                            Title:  Vice President

                                         BANK ONE, ARIZONA, NA


                                         By /S/ Scott Stovall
                                            --------------------------------
                                            Name:   Scott Stovall
                                            Title:  Corporate Officer

                                          BANK BOSTON, NA


                                         By /S/ Nicholas Whiting
                                            --------------------------------
                                            Name:   Nicholas Whiting
                                            Title:  Vice President

                                          BANK OF HAWAII


                                         By /S/ Joyce Y. Sakai
                                            --------------------------------
                                            Name:   Joyce Y. Sakai
                                            Title:  Vice President
                                                                     "Banks"